UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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Exchange Act of 1934

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Delphi Financial Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements.”  Actual results could differ materially from those projected or forecast in the forward-looking statements.  The factors that could cause actual results to differ materially include those referred to in filings of Delphi Financial Group, Inc. (“Delphi”) with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following: operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the transaction; the retention of certain key employees at Delphi; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties may not be able to meet expectations regarding the timing, completion and accounting and tax treatments of the merger.  Tokio Marine Holdings, Inc. (“Tokio Marine”) and Delphi assume no obligation, and expressly disclaim any obligation, to update the information in this communication, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Important Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Delphi by Tokio Marine.  In connection with the proposed acquisition, Delphi intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. SECURITY HOLDERS OF DELPHI ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING DELPHI’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and may obtain documents filed by Delphi free of charge from Delphi’s website at www.delphifin.com.  In addition, the proxy statement and other documents filed by Delphi with the SEC (when available) may be obtained from Delphi free of charge by directing a request to Delphi Financial Group, Inc., c/o Investor Relations Department, 1105 North Market Street, Suite 1230, Wilmington, Delaware 19801.

Certain Information Regarding Participants

Tokio Marine and its directors, executive officers and certain employees and Delphi and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the holders of Delphi common stock in respect of the proposed transaction.  Security holders may obtain information regarding the names, affiliations and interests of Delphi and its directors and executive officers in Delphi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which was filed with the SEC on March 1, 2011, and its definitive proxy statement for the 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2011.  To the extent holdings of Delphi securities have changed since the amounts contained in the definitive proxy statement for the 2011 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Investors may obtain additional information regarding the interests of such participants by reading the proxy statement regarding the acquisition when it becomes available.  These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Delphi’s website at www.delphifin.com.

On December 21, 2011, Tokio Marine Holdings, Inc. made an investor presentation in Japan.  Delphi Financial Group, Inc. has made these materials available on its website.  The text of the material is as follows:

Acquisition of
Delphi Financial Group
December 21, 2011
Tokio Marine Holdings, Inc.
President: Shuzo Sumi

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this presentation may constitute "forward-looking statements." Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include those referred to in Delphi’s filings with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following: operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the transaction; the retention of certain key employees at
Delphi; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties may not be able to meet expectations regarding the timing, completion and accounting and tax treatments of the merger. TMHD assumes no obligation to update the information in this presentation, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Delphi by TMHD. In connection with the proposed acquisition, Delphi intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A.
SECURITY HOLDERS OF DELPHI ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING
DELPHI’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED
TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site,
www.sec.gov, and may obtain documents filed by Delphi free of charge from Delphi’s website at www.delphifin.com. In addition, the proxy statement and other documents filed by Delphi with the SEC (when available) may be obtained from Delphi free of charge by directing a request to Delphi Financial Group, Inc., c/o Investor Relations, Bernard J. Kilkelly, Vice President - Investor Relations,
bkilkelly@dlfi.com, +1.212.303.4349.
Participants in Solicitation
TMHD, and Delphi and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Delphi common stock in respect of the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Delphi and its directors and executive officers in Delphi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which was filed with the SEC on March 1, 2011, and its definitive proxy statement for the 2011 Annual
Meeting of Stockholders, which was filed with the SEC on April 14, 2011. To the extent holdings of Delphi securities have changed since the amounts contained in the definitive proxy statement for the 2011 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Agenda
1. Transaction summary
2. Strategic rationale
3. Overview of Delphi
4. Joint initiatives toward future growth
5. Valuation
Appendix: Financial Statements

● Continued expansion of revenues and profits of international insurance business
 – The U.S. insurance market is the largest in the world and expected to continue growing over the medium to long term
 – Delphi is an insurance group with quality operations in both the U.S. life and P&C markets
 ➢ Delphi has an experienced management team and has consistently achieved high growth and profitability
 – Acquisition will contribute to the further expansion in revenues and profitability of the international insurance business
● Further diversification of our business portfolio
 – Entry into the U.S. specialty life insurance market will enable us to broaden our profit base and further diversify our risk exposure
 – Limited exposure to natural catastrophe risks
 – Minimal influence from the U.S. P&C insurance pricing cycle
● An ideal fit with our current U.S. operations-possibilities of new business opportunities
 – Very little overlap with the business lines of our current U.S. operations
 – However, similar client base provides significant cross-selling opportunities
 – Further expansion of Delphi's business by combining with Tokio Marine's strengths
Strategic Rationale of Delphi Acquisition
1. Transaction summary
Strategic rationale

1. Transaction summary
Delphi's strengths
● Strong focus on niche business lines of the employee benefits market
● Experienced and excellent management team
● Strict underwriting discipline and bottom line orientation
● Superior investment performance
Consistently achieving high growth and profitability, outperforming peer companies
Delphi's strengths

– U.S. life and P&C insurance group focusing on niche business lines in the employee benefits insurance market and registered in Wilmington, Delaware. Delphi operates in fifty states and employs approx.
 1,900 staff
– Founded in 1987 when the current Chairman and CEO acquired Reliance Standard (founded in 1907), a life insurance company. Listed on the NYSE in 1990 and acquired a P&C company, Safety
 National　(founded in 1942) in 1996
– Shareholders’ equity of $1.72B at September 30, 2011; estimates for 2011: Premiums: $1.6B, Net
 Income: $200M, ROE: 12.5%
– Operating company financial strength ratings: A.M. Best: A, S&P: A
Delphi basics
Transaction details
1. Transaction summary
Delphi basics and transaction details
− Transaction:	Tokio Marine intends to acquire all outstanding shares of Delphi stock and make Delphi a wholly-owned subsidiary
− Consideration per share:	$43.875 for Class A Common Stock $52.875 for Class B Common Stock Delphi will also pay a special dividend of $1 per share
− Aggregate consideration:
Approx. $2,664 million (approx. 205 billion yen*) financed through cash on hand and borrowings, plus $1 per share special dividend (approx. $64 million), for total aggregate consideration to shareholders of approx. $2,728 million

− Expected closing date:	Second quarter of 2012. Subject to customary regulatory approvals and Delphi's shareholder votes (*exchange rate US$1=Yen 77)

TOKIO MARINE

2000
2007
2011
insurance
emerging
Philadelphia
TOKIO MARINE
T M R
TOKIO MARINE
Tokio Marine Asia
Kiln
PHILADELPHIA
INSURANCE COMPANIES
DELPHI

Tokio Marine Holdings, Inc.
DELPHI

(~2000)
business
development
focused on
Japanese
clients
Re-
P&C
emerging
markets
Life
markets
Kiln
Indian
life business
Delphi
Step by step expansion since the year 2000
International insurance business grew substantially after 2007 due to large scale acquisitions of Kiln and Philadelphia
2. Strategic rationale
History of international insurance business growth
Strengthening of non-
Japanese business
U.S. and
European
markets
Expansion in
emerging
markets
Further growth,
diversification
and capital efficiency

72.0
billion yen
Fiscal 2010
Japan
66%
International
34%
143.2
billion yen
Fiscal 2007
105.0
billion yen
Fiscal 2002
Proportion of international business grew from just 3% in 2002 to 34% in 2010
Japan
97%
International
3%
Japan
79%
International
21%
2. Strategic rationale
Accelerated growth of international insurance business
● Proportion of international business of total adjusted earnings (2002-2010):

TOKIO MARINE

Approx.
$1.8 trillion

($'B)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
U.S.
Non-U.S.
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Tokio Marine Holdings, Inc.
DELPHI

Source：Swiss Re SIGMA
Premium breakdown of world P&C market by region
(2010)
Premium growth of world P&C market
U.S. is the world's largest insurance market where we aim to further strengthen our presence
First entry into U.S. life insurance market (specialty life insurance market which focuses on underwriting profitability like P&C) achieves a more diversified insurance portfolio
● Market volume of U.S. insurance market:
 P&C: approx. $660 billion　 Life: approx. $506 billion Total: approx. $1.2 trillion
2. Strategic rationale
Expansion of revenues and profits in the world's largest insurance market
	U.S. P&C market	World P&C market
10 year CAGR	4.1%	7.2%
Other
7%
North
America
41%
Asia
11%
Japan
6%
Europe
36%

100
90
80
70
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
76.5
28.6
29.7
20.8
24.8
15.0
34.0
-31.0
2006
2007
2008
2009
2010
2011(Est.)
:Kiln acquisition (+6.9bn)
:Philadelphia acquisition (+28.5bn)
Thai flood loss (65bn)

Japan
63%

Tokio Marine Holdings, Inc.

Japan
54%
Contribution to adjusted earnings of
international insurance business
(*1) Negative impact of Thai flooding loss of 65 billion yen added back to the fiscal 2011 estimated adjusted loss of 31 billion yen.
(*2) Exchange rate: End of September 2011 rate of 76.65 yen to the U.S. Dollar.
(*3) Loss estimates for the Thai flooding (65 billion for international insurance business and 10 billion yen for Japanese non-life business) is excluded from fiscal
 2011 estimated adjusted earnings.
Note: Increase in net written premium and adjusted earnings are simulations based on fiscal 2011 estimates and Delphi's profit /loss will be consolidated with
 Tokio Marine's financial statements from fiscal 2012. Figures of Delphi are based on its own forecast.
Proportion of international insurance business
of total adjusted earnings
Before acquisition
(91 billion yen)
After acquisition
(106 billion yen)
Achieve further increase of international insurance business through Delphi acquisition
Acquisition
benefit of 15
billion yen
● Simulation using fiscal 2011 estimates (pro forma combined basis)
2. Strategic rationale
Increased profitability and contribution of international insurance business
(Billion Yen)
International
37%
International
46%
*1,2
*3

(*1) Increase in net written premium and adjusted earnings due to the acquisition of Delphi are projections based on fiscal 2011 estimates and Delphi's profit /loss would be consolidated with Tokio Marine's financial statements from fiscal 2012.
(*2) Exchange rate: End of September 2011 rate of 76.65 yen to the U.S. Dollar.
Before acquisition (526 billion yen)
After acquisition (650 billion yen)
(for reference only)
2. Strategic rationale
Building a more diversified business portfolio
● Net written premium of international insurance business (by region / company)
 – Simulation based on fiscal 2011 estimates (combined pro forma basis) *1,2
Philadelphia
29%
Kiln
15%
North America
6%
Central/South
America
12%
Asia(P&C)
12%
Asia(Life)
12%
Europe/Middle East
3%
Reinsurance
11%
Philadelphia
23%
Kiln
12%
North America
5%
Central/South
America
10%
Asia(P&C)
10%
Asia(Life)
10%
Europe/Middle
East
2%
Delphi
19%
Reinsurance
9%

TOKIO MARINE

DELPHI

An Integrated Employee Benefit Services Company

RELIANCE STANDARD

SAFETY NATIONAL

Proceed with Safety

- Head office: St. Louis, Missouri

MATRIX

Absence Management, Inc.

Tokio Marine Holdings, Inc.

DELPHI

An Integrated Employee Benefit Services Company

 ●Founded: 1942
 ●Employees: approx. 280
 ●Business lines:
 ・Excess workers' compensation
 ・Workers' compensation assumed
 treaty reinsurance
 ・Large deductible workers'
 compensation
 ・General liability insurance
 ・Auto liability insurance etc.
 ●Ranking:
 ・Leading share in excess workers
 compensation (27%)
 ●Target clients:
 ・Municipalities, schools and hospitals
 which comprise 70% of client base
●Founded: 1987
●Head office: San Jose, California
●Employees: approx. 600
●Services provided:
 ・Integrated disability services
 ・Claims services for workers
 compensation
 ・Absence management services
Focusing on the niche insurance market of employee related benefits, Delphi is able to secure high growth and profitability as a market leader

 ●Founded: 1907
 ●Head office: Philadelphia, Pennsylvania
 ●Employees: approx. 1,000
 ●Business lines:
 ・Group disability insurance
 ・Group life insurance
 ・Travel/accident insurance, limited
 benefit health insurance, dental
 insurance
 ・Fixed annuities
 ●Ranking:
 ・11th in group disability insurance
 market
 ・12th in group life insurance (in-force
 policy basis)
 ●Target clients:
 ・Small/medium companies with under
 500 employees and some large cap
 companies
3. Overview of Delphi
Delphi's organization and business structure

TOKIO MARINE

Life
53%

Life

Tokio Marine Holdings, Inc.

Premium and fee income
Pre-tax operating income
　　Source: Delphi presentation material
A balanced business operation consisting of life, P&C and annuities
3. Overview of Delphi
Delphi's premium breakdown by segment (2011Q3YTD)
P&C
20%
Annuity
27%
Excess Workers'
Comp
16%
Group Life
20%
Other Life
4%
Other P&C
4%
Fixed Annuities
27%
42%
P&C
46%
Annuity
12%
Excess Workers'
Comp
38%
Group Life
16%
Other Life
3%
Other P&C
8%
Fixed Annuities
12%
Group Disability
29%
Group Disability
23%

TOKIO MARINE

1600
1200
800
400
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

200
160
120
80
40
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

12.0%
9.0%
6.0%
3.0%
0.0%
Delphi
U.S. P&C industry average

Tokio Marine Holdings, Inc.
DELPHI

($' m)
CAGR ('01- '10): 17.7%
10.2%
7.2%
　　Source: Delphi Annual report, A.M. Best (*)After tax net income less after tax realized investment gains/losses
( $' m)
● Annual Premium and Fee Income (2001-2010)
CAGR ('01-'10): 12.2%
(U.S. P&C market average: 3.0%)
2011Q3 YTD
growth rate:
9.7%
● Annual Operating Earnings (2001-2010)*
● Return on Average Equity (2001-2010 average)
Delphi has limited exposure to the U.S. P&C pricing cycle and has consistently increased insurance premiums and achieved stable profits for the past ten years
3. Overview of Delphi
Consistent high growth and profitability

120%
110%
100%
90%
80%
Delphi
U.S. P&C average
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Tokio Marine Holdings, Inc.

● Annual combined ratio (C/R) (2001-2010)
2001-2010 average C/R: 94.6%
(U.S. P&C market average C/R*: 101.3%)
　(*) Delphi manages their life insurance business by combined ratio similar to P&C so the above chart compares performance with U.S. P&C industry average.
　Source: Delphi annual report (U.S. GAAP), A.M. Best
94.6%
Average combined ratio is below 95% and achieves stable and excellent underwriting results
3. Overview of Delphi
Stable and excellent underwriting profitability (combined ratio)

	Annual return	Volatility
Delphi	7.02%	3.78%
Benchmark (Barclays Aggregate)	5.84%	3.81%
　　Source: Delphi IR presentation
Investment Asset Breakdown: $7.3 billion
(as of September 30, 2011)
Ten Year Investment Return and Volatility
(2001 - 2010 monthly data)
Delphi has consistently achieved returns above the market benchmark by mitigating volatility and managing cash flow and matching of assets and liabilities
3. Overview of Delphi
Superior investment performance
Municipals, 34%
Corporate
securities, 26%
RMBS, 21%
U.S. Gov. bonds,
2%
Other bonds, 4%
Short term
investments, 3%
Alternatives etc.,
10%

TOKIO MARINE

Tokio Marine Holdings, Inc.

DELPHI
An Integrated Employee Benefit Services Company

● Joint business with our current U.S. operations
 ・Take advantage of overlapping client base with Philadelphia through cross-selling and marketing
 ・Use of Delphi's expertise in workers' compensation to better service clients at TMNF's U.S. branch
● Utilize our superior credit rating and financial strength to expand Delphi's business
 ・Growth in Delphi's workers' compensation and fixed annuities business with our superior credit rating and financial strength
 ・Achieve efficiencies for Delphi's outwards treaty programs and increase profits and ROE
A.M. Best		S&P		Moody’s
A++	Tokio Marine	AAA		Aaa
A+		AA+		Aa1
A	Delphi	AA		Aa2	Tokio Marine
A-		AA-	Tokio Marine	Aa3
B++		A+		A1
B+		A	Delphi	A2
B		A-		A3	Delphi
Ratings of Tokio Marine and Delphi's operating companies　(as of December 21, 2011)
4. Joint initiatives toward future growth

● Valuation
 – Tokio Marine’s valuation based on calculation of Delphi's intrinsic value
 – Tokio Marine’s fairness opinion obtained from our financial advisor (Macquarie Capital)
 – Acquisition price represents a transaction price to book ratio of 1.50 times fully diluted shares as of September 30, 2011 and after deducting a special dividend of $1 upon closing. The purchase price also represents a premium of 59% when compared to the average share price of the last twelve months
 – Tokio Marine also expects goodwill of approximately 60 billion yen
5. Valuation

● Delphi historical income statement
● Delphi historical balance sheet
Appendix: Financial statements

TOKIO MARINE

Total benefits and expenses	1,178	1,311	1,364	1,425	1,468	1,200
Combined ratio	93.2%	92.4%	92.2%	93.3%	94.8%	95.0%

Tokio Marine Holdings, Inc.

DELPHI
An Integrated Employee Benefit Services Company

Delphi historical income statement
Appendix: Financial statements
($'M)
2006
2007
2008
2009
2010
Premium and fee income
1,157
1,304
1,385
1,401
1,420
1,160
Net investment income
256
271
135
318
351
256
Net realized investment losses and others
▲ 1
▲ 4
▲ 89
▲ 148
▲ 34
▲ 6
Total revenue
1,412
1,571
1,431
1,572
1,737
1,410
Benefits claims and interest credited to policyholders
847
945
989
991
1,005
834
Commissions
74
85
87
93
94
71
Amortization of cost of business acquired
81
81
80
101
111
59
Other operating expenses
176
200
208
239
258
235
Operating income
233
260
67
147
269
210
Interest expense
25
27
32
28
43
28
Income tax expense
63
68
▲ 4
19
52
40
Net income
142
165
39
99
174
142
Main Indicators
Return on beginning shareholders' equity (ROE)
13.7%
14.0%
3.4%
12.1%
12.8%
12.3%
L
oss & LAE ratio
70.6%
70.3%
69.5%
68.5%
68.7%
69.6%
E
xpense ratio
22.6%
22.1%
22.7%
24.8%
26.1%
25.4%
Note:The above figures are U.S. GAAP reported figures. Adoption of FASB rule changes on a retrospective basis are not reflected.
2011Q3
YTD

TOKIO MARINE

Others	366	385	500	407	435	489
Other liabilities	1,005	1,299	848	936	1,062	1,254
Total liabilities	**4,496**	**4,953**	**5,129**	**5,559**	**6,161**	**6,809**
Noncontrolling interest	0	0	4	4	5	7
Total equity	**1,175**	**1,141**	**825**	**1,363**	**1,599**	**1,728**

Tokio Marine Holdings, Inc.

DELPHI

Delphi historical balance sheet
Appendix: Financial statements
($'M)
2006
2007
2008
2009
2010
Investments
4,483
4,988
4,655
5,749
6,550
7,336
Cash
48
51
64
65
73
91
Cost of business acquired
268
174
265
250
248
159
Reinsurance receivable
411
403
377
355
360
368
Goodwill
94
94
94
94
94
94
Total assets
5,670
6,095
5,954
6,921
7,760
8,537
Future policy benefits
891
979
1,044
1,123
1,144
1,173
Unpaid claims and claims expenses
1,217
1,375
1,530
1,680
1,826
1,977
P
olicyholder account balances
1,119
1,083
1,357
1,454
1,754
2,030
Corporate debt
264
218
351
366
375
375
Total shareholders' equity
1,175
1,141
821
1,359
1,595
1,721
Total liabilities and equity
5,670
6,095
5,954
6,921
7,760
8,537
Note:The above figures are U.S. GAAP reported figures. Adoption of FASB rule changes on a retrospective basis are not reflected.
2011Q3
YTD

Company contacts
Tokio Marine Holdings, Inc.
Corporate Planning Dept.
Corporate Communications and Investor Relations Group
Yuichi Takeda
E-Mail: ir@tokiomarinehd.com
URL: http://www.tokiomarinehd.com/
Tel: +81-3-3285-0350
Delphi Financial Group, Inc.
Investor Relations Group
Bernard J. Kilkelly
E-Mail: bkilkelly@dlfi.com
URL: http://www.Delphifin.com
Tel: +1-212-303-4349
21